Federated Hermes Treasury Obligations Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
Automated Shares (TICKER TOAXX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS DATED SEPTEMBER 30, 2023
1. In the “Annual Fund Operating Expenses” section under “Risk/Return Summary: Fees and Expenses,” please delete the lines “ Fee Waivers and/or Expense Reimbursements” and “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” in their entirety and replace them with:
“Fee Waivers and/or Expense Reimbursements[1,2]	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.50%”
2. In the “Annual Fund Operating Expenses” section under “Risk/Return Summary: Fees and Expenses,” please delete footnote 2 in its entirety and replace it with the following:
“2 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s AS class (after the voluntary waivers and/or reimbursements) will not exceed 0.50% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) October 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees (the “Trustees”).”
January 19, 2024

Federated Hermes Treasury Obligations Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456278 (1/24)
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